SUPPLEMENT DATED FEBRUARY 10, 2026 TO THE CURRENT
STATUTORY PROSPECTUS FOR:
Invesco Small Cap Value Fund
(the “Fund”)
This supplement amends the Statutory Prospectus for the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
Effective April 13, 2026, the information appearing under the heading “Other Information – Limited Fund Offering” in the Statutory Prospectus is replaced in its entirety with the following:
Limited Fund Offering
Effective as of the open of business on April 1, 2024, the Fund closed to all new investors, except in the limited circumstances described below. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
Investors who were invested in the Fund before March 29, 2024, and who have remained continuously invested since that date, may continue to make additional purchases and exchanges in their accounts. During this limited offering, the Fund reserves the right, in its discretion, to accept purchases and exchanges: from certain investors which may include, among others, corporations, endowments, foundations and insurance companies; from registered investment advisor (RIA) or bank trust firms with eligible assets described above that launch a new offering platform or move assets from an existing platform to a new platform; and in other limited circumstances after a determination by the Adviser that such action is not detrimental to the Fund and its shareholders. The Fund reserves the right to change this policy at any time.
Any Employer Sponsored Retirement and Benefit Plan or its affiliated plans may continue to make additional purchases and exchanges of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the Employer Sponsored Retirement and Benefit Plan or its affiliated plan had invested in the Fund before March 29, 2024. Existing RIA and bank trust firms that have an investment allocation to the Fund in a fee-based, wrap or advisory account, can no longer add new clients. Existing RIA and bank trust firms may, however, continue to purchase shares and make exchanges into the Fund for existing clients. The Fund will not be available to new RIA and bank trust firms. The Fund may also accept investments by 529 college savings plans managed by the Adviser during this limited offering.
The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.
VK-SCV-STAT-SUP 021026